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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549

                                -----------------

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                                  May 17, 1995



                              Hecla Mining Company
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


       1-8491                                             82-0126240
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(Commission File Number)                     (IRS Employer Identification No.)

6500 Mineral Drive
Coeur d'Alene, Idaho                                          83814-8788
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(Address of principal executive offices)                      (Zip Code)


                                 (208) 769-4100
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                         (Registrant's Telephone Number)

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Item 5.  Other Events.

                 On May 17, 1995, the Registrant issued the press release attached hereto as Exhibit A, which is incorporated herein by this reference.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

         Exhibit A - Press Release dated May 17, 1995.

                                  SIGNATURE

                 Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 HECLA MINING COMPANY

                                                 By  /s/ Nathaniel K. Adams
                                                    ----------------------------
                                                    Name:  Nathaniel K. Adams
                                                    Title: Corporate Counsel and
                                                             Assistant Secretary

Dated:  May 17, 1995

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                                EXHIBIT INDEX


              Exhibit 99.A  -  Press Release dated May 17, 1995.